UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2022

REVOLVE GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38927	46-1640160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12889 Moore Street Cerritos, California		90703
(Address of Principal Executive Offices)		(Zip Code)

(562) 677-9480

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, par value $0.001 per share	RVLV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2022, Revolve Group, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Four proposals were submitted to the Company’s stockholders at the Annual Meeting, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 29, 2022. The final voting results were as follows:

Proposal No. 1: Election of Directors

Based on the votes set forth below, the stockholders elected the individuals listed below as directors to serve on the Board of Directors of the Company (the “Board”), each to serve until the 2023 annual meeting of stockholders or until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
Michael Karanikolas	340,208,198	18,591,178	2,365,361
Michael Mente	341,492,764	17,306,612	2,365,361
Melanie Cox	346,577,896	12,221,480	2,365,361
Oana Ruxandra	358,240,874	558,502	2,365,361
Marc Stolzman	346,549,296	12,250,080	2,365,361

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Based on the votes set forth below, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstentions	Broker Non-Votes
360,833,929	254,885	75,924	—

Proposal No. 3: Advisory Vote on the Compensation of the Company’s Named Executive Officers

Based on the votes set forth below, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
358,303,222	410,078	86,077	2,365,361

Proposal No. 4: Advisory Vote on the Frequency of Advisory Votes on the Compensation of the Company’s Named Executive Officers

Based on the votes set forth below, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation. Based on the results of the vote, and consistent with the recommendation of the Board, the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
357,776,234	8,118	934,462	80,562	2,365,361

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REVOLVE GROUP, INC.

Date: June 14, 2022	By:	/s/ JESSE TIMMERMANS
Jesse Timmermans
Chief Financial Officer